March 15, 2017

Securities and Exchange Commission

450 Fifth Street N.W.

Washington, DC 20549

We have read the statements of NCM Financial, Inc., pertaining to our firm included under Item 4.01 of Form 8-K dated February 27, 2017 and agree with such statements as they pertain to our firm.

Sincerely,

/s/ KLJ & Associates, LLP